DISCLAIMER

Cautionary Note to U.S. Investors — The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "potential for giant fields" or "giant field potential," that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the fiscal year ended June 30, 2009, File No. 001-32490, available from us by contacting: Jason Davis, Hyperdynamics Corporation, One Sugar Creek Center Blvd., #125, Sugar Land, Texas 77478, voice: (713) 353-9400, fax: (713) 353-9421. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

This presentation contains forward looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding Hyperdynamics Corporation's future plans and expected performance that are based on assumptions the Company believes to be reasonable. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may result", "will result", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. A number of risks and uncertainties could cause actual results to differ materially from these statements, including without limitation, funding and exploration efforts, fluctuations in oil and gas prices and other risk factors described from time to time in the Company's reports filed with the SEC, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009. The Company undertakes no obligation to publicly update these forward looking statements to reflect events or circumstances that occur after the issuance of this news release or to reflect any change in the Company's expectations with respect to these forward looking statements.

HYPERDYNAMICS

NYSE Amex: HDY

Annual Shareholder Meeting

Annual Meeting

February 18, 2010

Sugar Land, TX

HYPERDYNAMICS

NYSE Amex: HDY

Company Overview

Annual Meeting

February 18, 2010

Sugar Land, TX

HYPERDYNAMICS

NYSE Amex: HDY

Exploration Update

Annual Meeting

February 18, 2010

Sugar Land, TX

Exploration: Update

- Main plays and play trends
- Relinquishment and Area Retained
- Operations update (2D seismic)
- Timeline for exploration activities 2010-11

Plays and Leads

HYPERDYNAMICS

- **Main play types**
  - Mid-Cretaceous submarine fans (like large fields and discoveries to south in Sierra Leone, Ghana)
  - Structural closures with Early Cretaceous traps
  - Structural closures with Jurassic traps

- **Leads and Prospects**
  - Multiple leads already identified on existing seismic
  - 3D seismic survey planned for 2010 will confirm existing leads and probably identify additional leads
  - 3D seismic survey will allow mapping of leads, firming them into prospects, and selecting drilling locations
  - Many leads are large, with potential for giant fields

Seismic Data Used for Interpretation

Approximately 30,000 km of 2D seismic, of various vintages (colored lines on map below) including 10,000 km of recent data



Legend
GU-2B1 Well
2009 BOS1009 Complete
Retention Area (01-17-2010)
Concession Boundary
North West Africa
Guinea
Kilometers
0
20
40
80
120
160
Hyperdynamics Corp. - Confidential
WGS84_UTM_Z28N

Main Play Trends


Depth map: Top Lower Cretaceous
Depth, m
1000
2000
3000
4000
5000
6000
7000
Mid-Cretaceous submarine fans
(like large fields and discoveries to S)
Seeps: Oil from mature source rock
Cretaceous source-rock area
Structural closures with Jurassic traps
Structural closures with Early Cretaceous traps
50 km

Relinquishment and Area Retained

HYPERDYNAMICS

Retained area using government-requested blocks:
29,330 sq km (35.6% of original)

Original PSC area:
82,357 sq km



Legend
Retention Area (01-17-2010)
Concession Boundary
North West Africa
Guinea
A1
2128.12
A2
2431.79
B5
2485.12
A3
B6
2488.00
C9
2523.74
A4
5479.13
B7
C10
2530.76
D13
2491.29
A23
1679.14
B8
C11
D14
2566.01
E16
2492.69
B24
2838.39
C12
D15
E17
2512.56
F19
2491.81
E18
F20
C25
1842.15
D26
4834.37
583.29
F21
G22
Kilometers
0
25
50
100
150
200
WGS84_UTM_Z28N

Operations Overview: **Seismic acquisition completed**

- BOS Atlantic demobilized on 9 February 2010
- Approximately **10,100 km** of 2D data recorded (red lines on map below)
- Final tranche of data for reprocessing (~1000 km) delivered to BOS Oslo processing center; HDY, Dana, & Repsol experts in Oslo to oversee processing



Legend
GU-2?1 Well
2009 BOS1009 Complete
Retention Area (01-17-2010)
Concession Boundary
North West Africa
Guinea
Kilometers
0
20
40
80
120
160
Hyperdynamics Corp. - Confidential
WGS84_UTM_Z28N

Exploration: Next Steps in 2010-2011

HYPERDYNAMICS

Timing designed for spud of first well in late 2011



2010
2011
JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
- Reprocessing selected seismic from 2
- 3D tender
- 3D acquisition & processing
- 3D interpretation
-Identify prospects
- Choose wellsite
- Locate & contract rig
- Permitting, site surveys, EIA
- Supplies & services for drilling
Begin drilling well

Exploration: Summary

HYPERDYNAMICS

- Main leads and lead areas: firming up with new seismic data: Submarine fans, structural leads
- Many leads are large, giant-field potential
- Upgraded Jurassic plays (source-rock information from seep study)
- Completed 2D seismic acquisition
- Preparing for 3D tender and subsequent acquisition
- Timing of exploration program designed for first exploration well in late 2011

Hyperdynamics Corporation – Commercial Overview



Annual Shareholders Meeting
Feb 18, 2010


Guinea

William A. Young
Executive Vice President
Commercial Affairs

HYPERDYNAMICS

Key Personnel Appointments



Jason Davis (CFO)
Ray Leonard (President & CEO)
Herman Cohen (Director)
Robert Solberg (Chairman)
Lord David Owen (Director)
Steve Barrett (VP Exploration)
William Young (EVP - Commercial)
Fred Zeidman (Director)
Jul 1
Oct 1
Jan1
Apr 1
2009
2010

Agreement Milestones



Memorandum of Understanding (Guinean Ministry of Mines)
BOS Seismic Contract
Dana Petroleum Letter of Intent
Repsol Letter of Intent
Dana Petroleum Sale and Purchase Agreement
Definitive Agreements Executed with Dana Petroleum
Repsol Letter of Intent Extension
Jul 1
Oct 1
Jan1
Apr 1
2009
2010

Recent and Ongoing Commercial Activities

HYPERDYNAMICS

- Definitive Agreements Concluded with Dana Petroleum (Jan 28)
  - 23% PSC Participating Interest – Assignment approved by Guinea
  - To date, Dana has paid $1.7 million towards historical BOS seismic costs
- Repsol Letter of Intent Extended (Jan 29)
  - Exclusivity extended until March 11, 2010
  - To date, Repsol has paid $2.7 million towards historical BOS seismic costs*
- Repsol and Dana expected to pay their pro rata shares of remaining BOS seismic costs (estimated $2.2 million in total)*
- PSC Clarification – Good progress – Expect to complete prior to MOU expiration
- PSC participants expected to pay approximately $51 million following execution of Definitive Agreements and Guinean approval of PSC Clarification

**Note: If PSC Amendment not signed and "ratified" by Sep 10, 2010, seismic payments to be refunded to Repsol*

Office Move

- Reason for move – Company has exhausted available space in Sugar Land facility
- New lease with same landlord allows move to occur without breakage penalty
- Planned move-in date: March 1st
- New address (effective March 1, 2010):

  Hyperdynamics Corporation

  12012 Wickchester – Suite 475

  Houston, TX 77079



Thank You for Your Attention!

For more information please contact us at:

713-353-9400
www.hyperdynamics.com

HYPERDYNAMICS

NYSE Amex: HDY

Finance

Annual Meeting

February 18, 2010

Sugar Land, TX

December 2009 Balance Sheet

HYPERDYNAMICS

	December 31, 2009
Cash	1,122,000
Other Current Assets	146,000
Other Assets	14,292,000
Total Assets	15,560,000
A/P and Accrued Expenses	4,282,000
LT Debt	814,000
Other Liabilities	2,169,000
Equity	8,295,000
Total Liabilities and Equity	15,560,000

First Things First

Hyperdynamics needed additional capital immediately

Gain Credibility on Wall Street

Attract a Credible Investment Bank

Attract the Fundamental Investors

Two Large Institutional Investors $6.5 million, 10% Discount, 37% Warrant Coverage

Financial Areas of Interest

HYPERDYNAMICS

AMEX Listing. Working very close with our AMEX representative to remain in compliance. Became compliant with the Shareholders' Equity deficiency in Q1. We have until March 17th, to become compliant with the liquidity deficiency.

Refining the Capital Structure: Preferred Stock and Warrants

Warrants: Locked up over half of the outstanding warrants when we struck the deal with Enable in December 2009

Preferred Stock: Expedited conversion of the Series B Preferred Stock while cancelling a portion of shares and warrants and having the holders donate a portion of shares and warrants to American Friends of Guinea

How this helps: Investors always see convertible preferred stock and warrants as an "Overhang" that dissuades them from entering. Less overhang means more institutional investors that will buy and hold

Financial Areas of Interest, cont.

Internal Controls: Controlling cash sent to our Guinea office. Improving Segregation of Duties. Upgrading account staff and external help with heavy GAAP and SEC knowledge

Retired Long-term debt: Company no longer has the convertible debt that had a toxic affect on share price.

Goals for the next 12 months:

SOX Compliant: Already working with an external firm to document and test internal controls

Shift from a retail shareholder base to a more institutional base